                                                                EXHIBIT 10 (ccc)

                                 AMENDMENT NO. 3
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS AMENDMENT NO. 3 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is made and entered into as of April 10, 2003, by and among FPIC INSURANCE GROUP, INC., a Florida corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto (the "LENDERS"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT") and in its capacity as Collateral Agent for the Lenders (the "COLLATERAL AGENT"), and is joined by certain subsidiaries of the Borrower, as Subsidiary Guarantors (the "SUBSIDIARY GUARANTORS") pursuant to the Joinder of Subsidiary Guarantors attached hereto.


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Term Loan Agreement, dated as of August 31, 2001, as amended by that certain Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of March 25, 2002, and as further amended by that certain Amendment No. 2 to Revolving Credit and Term Loan Agreement, dated as of November 21, 2002 (as amended, the "Existing Credit Agreement"), pursuant to which the Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower (provided, subject to the terms and conditions of the Existing Credit Agreement, such Letters of Credit may be issued on behalf of the Borrower or, if requested by the Borrower, on behalf of any Subsidiary), all upon the terms and subject to the conditions specified in the Existing Credit Agreement; and

     WHEREAS, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, have agreed to modify and amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower, the Lenders, the Administrative Agent and, by joinder hereto, the Subsidiary Guarantors, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Amendment, including the preamble, the recitals and the amendments to certain definitions set forth in Section 2.1A hereof, have the meanings set forth below:

                    "AMENDED CREDIT AGREEMENT" shall mean the Existing Credit Agreement, as amended hereby.

                    "AMENDMENT NO. 3 EFFECTIVE DATE" shall have the meaning assigned to such term in Article IV.

     SECTION 1.2 OTHER DEFINITIONS. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
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                                   ARTICLE II

                        AMENDMENTS TO EXISTING AGREEMENT

     Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II as follows:

     SECTION 2.1    AMENDMENT TO SECTION 1.1 - DEFINITIONS.

            A. Section 1.1 - DEFINITIONS of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby amended to delete the definitions of the terms "Aggregate Revolving Commitments", "Debt Issuance", "Loan Documents" and "Subsidiary" in their entirety and to insert the following new definitions for such terms in their respective places:

                    "AGGREGATE REVOLVING COMMITMENTS" shall mean the sum of the
            Revolving Commitments of all Lenders at any time outstanding. On the Closing Date, the Aggregate Revolving Commitments equal $37,500,000; PROVIDED, HOWEVER, upon any prepayment, mandatory or optional, by the Borrower at any time on or after the Amendment No. 3 Effective Date of the outstanding Revolving Loans in accordance with SECTION 2.10, the Aggregate Revolving Commitments shall be correspondingly permanently reduced; PROVIDED FURTHER, HOWEVER, if the aggregate outstanding principal amount of the Revolving Loans is equal to or less than $20,000,000 at any time, no such permanent reduction thereafter shall reduce the Aggregate Revolving Commitments to an amount less than the lesser of (a) the sum of (i) the outstanding aggregate principal amount of the Revolving Loans after application of such prepayment plus (ii) $5,000,000 or (b) $20,000,000.

                    "DEBT ISSUANCE" shall mean the issuance of any Indebtedness for borrowed money by any Loan Party (excluding (i) any Equity Issuance or (ii) except for the Debt Securities which, in each case, shall be a "DEBT ISSUANCE" for purposes hereof, any Indebtedness permitted to be incurred under Section 7.1).

                    "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Notes (if any), the LC Documents, all Notices of Borrowing, the Subsidiary Guarantee Agreement, the Indemnity and Contribution Agreement, all Stock Pledge Agreements, all Liquid Collateral Pledge Agreements, all Liquid Collateral Control Agreements and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

                    "SUBSIDIARY" shall mean, with respect to any Person (the
            "parent"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; PROVIDED, that unless otherwise set forth herein, neither FPIC Trust I nor FPIC Trust II shall be a "Subsidiary" for purposes of this Agreement. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Borrower.

            B. Section 1.1 - DEFINITIONS of "ARTICLE I - DEFINITIONS; CONSTRUCTION" of the Existing Credit Agreement is hereby further amended to add the definitions of the terms "Debt Securities", "Declaration I", "Declaration II", "Declarations", "FPIC Trust I", "FPIC Trust II", "Indentures", "Junior Indenture I", Junior Indenture II", "Junior Indentures", "Junior Subordinated Debt Securities", "Junior Subordinated Debt Securities I", "Junior Subordinated Debt Securities II", "Senior Indenture", "Senior

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     Debt Securities", "Swap Unwind Fees", "U.S. Bank" and "Wilmington" in their proper alphabetical order as follows:

                    "DEBT SECURITIES" shall mean, collectively and individually, the Junior Subordinated Debt Securities and/or the Senior Debt Securities, as the context shall require.

                    "DECLARATION I" shall mean the Amended and Restated
            Declaration of Trust of FPIC Trust I, dated on or about the date of issuance of the Junior Subordinated Debt Securities I, and all amendments, modifications, supplements, restatements or replacements thereof.

                    "DECLARATION II" shall mean the Amended and Restated
            Declaration of Trust of FPIC Trust II, dated on or about the date of issuance of the Junior Subordinated Debt Securities II, and all amendments, modifications, supplements, restatements or replacements thereof.

                    "DECLARATIONS" shall mean Declaration I and/or Declaration
            II, as the context shall require.

                    "FPIC TRUST I" shall mean FPIC Capital Trust I, a Delaware business trust established pursuant to Declaration I.

                    "FPIC TRUST II" shall mean FPIC Capital Statutory Trust II, a Connecticut statutory trust established pursuant to Declaration
            II.

                    "INDENTURES" shall mean, collectively and individually, the
            Junior Indentures and/or the Senior Indenture, as the context shall require.

                    "JUNIOR INDENTURE I" shall mean the Indenture dated on or
            about the date of issuance of the Junior Subordinated Debt Securities I, by and between the Borrower, as Issuer, and Wilmington, as Trustee, relating to the Junior Subordinated Debt Securities I, and all amendments, modifications, supplements, restatements or replacements thereof.

                    "JUNIOR INDENTURE II" shall mean the Indenture dated on or about the date of issuance of the Junior Subordinated Debt Securities II, by and between the Borrower, as Issuer, and U.S. Bank, as Trustee, relating to the Junior Subordinated Debt Securities II, and all amendments, modifications, supplements, restatements or replacements thereof.

                    "JUNIOR INDENTURES" shall mean, collectively and
            individually, Junior Indenture I and/or Junior Indenture II, as the context shall require.

                    "JUNIOR SUBORDINATED DEBT SECURITIES" shall mean,
            collectively and individually, the Junior Subordinated Debt Securities I and/or the Junior Subordinated Debt Securities II, as the context shall require.

                    "JUNIOR SUBORDINATED DEBT SECURITIES I" shall mean the
            Floating Rate Junior Subordinated Debt Securities due 2033 issued by the Borrower under Junior Indenture I, and all renewals, extensions or modifications thereof; PROVIDED, that the aggregate principal amount outstanding at any time thereunder shall never exceed $10,310,000.

                    "JUNIOR SUBORDINATED DEBT SECURITIES II" shall mean the
            Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 issued by the Borrower under Junior Indenture II, and all renewals, extensions or modifications thereof; PROVIDED, that the aggregate principal amount outstanding at any time thereunder shall never exceed $20,620,000.

                    "SENIOR INDENTURE" shall mean the Indenture dated on or
            about the date of issuance of the Senior Debt Securities, by and between the Borrower, as Issuer, and Wilmington, as Trustee,

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            relating to the Senior Debt Securities, and all amendments, modifications, supplements, restatements or replacements thereof.

                    "SENIOR DEBT SECURITIES" shall mean the Floating Rate
            Senior Debt Securities due 2033 issued by the Borrower under the Senior Indenture, and all renewals, extensions or modifications thereof; PROVIDED, that the aggregate principal amount outstanding at any time thereunder shall never exceed $15,000,000.

                        "SWAP UNWIND FEES" shall mean any fees and/or any
            other amounts payable by the Borrower to SunTrust Bank in the amount of up to $2,000,000 resulting from the breakage by the Borrower of (a) that certain Confirmation of Interest Rate Swap Transaction, dated as of August 29, 2001 (relating to the Term
            Loan), and/or (b) that certain Confirmation of Interest Rate Swap Transaction, dated as of August 29, 2001 (relating to the Revolving Loans), each by and between SunTrust Bank and the Borrower, together with the ISDA Master Agreement and Schedule thereto, each dated as of June 15, 1998, referred to in each Confirmation and each entered into by and between SunTrust Bank and the Borrower.

                        "U.S. BANK" shall mean U.S. Bank National Association,
            a national banking association, and its successors and assigns.

                        "WILMINGTON" shall mean Wilmington Trust Company, a
            Delaware banking corporation, and its successors or assigns.

     SECTION 2.2 AMENDMENT TO SECTION 2.2 - Revolving Loans. Section 2.2 REVOLVING LOANS of "ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to add the following sentence at the end of such Section:

     The Revolving Credit Exposure and all other Obligations shall be secured by the Collateral.

     SECTION 2.3 AMENDMENT TO SECTION 2.10(A) - MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL. Section 2.10 PREPAYMENTS of "ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended to delete Section 2.10(a) - MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL in its entirety and to insert the following new Section 2.10(a) in its place:

                    (a) MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL. The Borrower shall be required to make mandatory principal prepayments from
     (i) 100% of the Net Cash Proceeds (including all Net Cash Proceeds received on any purchase money Indebtedness held by the recipient of such Net Cash Proceeds) from any Asset Disposition, and (ii) 100% of Net Cash Proceeds received from any Equity Issuance or Debt Issuance. In each such case, the Borrower will deliver to the Administrative Agent, concurrently with such prepayment, a certificate signed by a Responsible Officer, in form and substance satisfactory to the Administrative Agent, setting the forth the calculation of such Net Cash Proceeds. Additionally, unless the Borrower, on or prior to March 31, 2004, prepays the outstanding Revolving Loans to an aggregate outstanding amount equal to or less than the sum of (i) the amount of Liquid Collateral at the time of such prepayment plus (ii) $30,000,000, the Borrower shall be required (A) to make mandatory principal prepayments on the Revolving Loans and/or (B) to provide Liquid Collateral, in form and substance acceptable to the Administrative Agent, for the Revolving Loans in the amount of $1,312,500 on or before each of March 31, 2004 and June 30, 2004. All mandatory prepayments shall be applied as follows: FIRST, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitments, except as otherwise provided in the definition of "AGGREGATE REVOLVING CREDIT COMMITMENTS" in SECTION 1.1), and SECOND, after all Revolving Loans have been repaid, to a cash collateral account in respect of the LC Exposure. Further, if at any time after the Closing Date, the sum of the aggregate outstanding Revolving Credit Exposures of all Lenders shall exceed the aggregate Revolving Commitments of all Lenders, the Borrower shall immediately prepay the Revolving Loans in an amount sufficient to eliminate such excess. Within the parameters of the application set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this SECTION 2.10(a) shall be subject to
     SECTION 2.17 and be accompanied

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     by interest on the principal amount prepaid through the date of prepayment in accordance with SECTION 2.11(c).

     SECTION 2.4    AMENDMENT TO SECTION 2.10(b) - OPTIONAL PREPAYMENTS. Section
2.10 PREPAYMENTS of "ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement is hereby amended by adding the following sentence at the end of such Section 2.10(b):

     The Borrower may elect (by so specifying in its notice of optional prepayment) to make any optional (but not any mandatory) prepayment by applying as an optional prepayment any or all of the Liquid Collateral held by the Collateral Agent at the time.

     SECTION 2.5 AMENDMENT TO SECTION 5.15 - ADDITIONAL MANDATORY PREPAYMENT; COLLATERAL. Section 5.15 - ADDITIONAL MANDATORY PREPAYMENT; COLLATERAL of "ARTICLE V AFFIRMATIVE COVENANTS" is hereby amended to delete the last sentence of such Section.

     SECTION 2.6 AMENDMENT TO ARTICLE VI - FINANCIAL COVENANTS. Each applicable financial covenant set forth in "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended so that any Swap Unwind Fees paid by the Borrower in connection with the mandatory prepayment(s) required by
SECTION 2.10(a) from the Net Cash Proceeds from the issuance of the Debt Securities shall not be considered in the calculation of such covenant.

     SECTION 2.7 AMENDMENT TO SECTION 6.2 - CONSOLIDATED TOTAL DEBT TO CASH FLOW AVAILABLE FOR DEBT SERVICE RATIO. Section 6.2 - CONSOLIDATED TOTAL DEBT TO CASH FLOW AVAILABLE FOR DEBT SERVICE RATIO OF "ARTICLE VI FINANCIAL COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 6.2 in its place:

            SECTION 6.2 CONSOLIDATED TOTAL DEBT TO CASH FLOW AVAILABLE FOR
     DEBT SERVICE RATIO. The Borrower and its Subsidiaries will have, as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2003, a Consolidated Total Debt to Cash Flow Available for Debt Service Ratio of not greater than 3.0:1.0, calculated on a rolling four-quarter basis. For purposes of calculating the Consolidated Total Debt to Cash Flow Available for Debt Service Ratio, the Junior Subordinated Debt Securities shall be excluded from Consolidated Total Debt.

     SECTION 2.8 AMENDMENT TO SECTION 7.1(h) - INDEBTEDNESS. Section 7.1 - INDEBTEDNESS of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to strike the word "and" at the end of Section 7.1(g), to re-designate Section 7.1(h) as Section 7.1(j) and to add the following new Section 7.1(h) and Section 7.1(i):

                    (h) the separate Guarantees by the Borrower with respect to certain "Securities" to be issued by FPIC Trust I as contemplated by Declaration I and by FPIC Trust II as contemplated by Declaration II;

                    (i)   the Debt Securities; and

     SECTION 2.9 AMENDMENT TO SECTION 7.2(f) - NEGATIVE PLEDGE. Section 7.2 - Negative Pledge of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to strike the word "and" at the end of Section 7.2(e), to re-designate Section 7.2(f) as Section 7.2(g) and to add the following new Section 7.2(f):

                    (f) Liens created in favor of any Lender on the Capital Stock of any Subsidiary Pledgee (which Liens may be on a parity basis with the Liens on such Capital Stock held by the Collateral Agent at any time on behalf of the Lenders under the Stock Pledge Agreements) to secure any and all liabilities and obligations of the Borrower or any Subsidiary, monetary or otherwise, under any interest rate Hedging Agreement relating to the Obligations or any other obligations of the Borrower entered into with any counterparty that is a Lender (or an Affiliate thereof) at the time such Hedging Agreement is entered

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     into; PROVIDED, that such Liens, in the aggregate as to all such counterparty Lenders, shall not exceed $2,000,000 at any time outstanding; and

     SECTION 2.10 AMENDMENT TO SECTION 7.2(g) - NEGATIVE PLEDGE. Section 7.2 - Negative Pledge of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete newly designated Section 7.2(g) in its entirety and to insert the following new Section 7.2(g) in its place:

                    (g) extensions, renewals, or replacements of any Lien referred to in paragraphs (b) through (f) of this Section; PROVIDED, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby.

     SECTION 2.11   AMENDMENT TO SECTION 7.4(e) - INVESTMENTS, LOANS, ETC.
Section 7.4 - INVESTMENTS, LOANS, ETC. of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete Section 7.4(e) in its entirety and to insert the following new Section 7.4(e) in its place:

                    (e) Investments made by the Borrower in or to any Subsidiary and by any Subsidiary to the Borrower or in or to another Subsidiary; PROVIDED, that (i) any common stock held by any Loan Party shall be pledged pursuant to the Stock Pledge Agreement (subject, in the case of any Insurance Subsidiary, to any limitations under applicable law) and (ii) the aggregate amount of Investments by Loan Parties in or to, and Guarantees by Loan Parties of Indebtedness of any Subsidiary that is not a Subsidiary Loan Party (excluding all such Investments and Guarantees permitted under clause (a) of this SECTION 7.4 and, in the case of the Borrower's proposed Investments in First Professionals, (i) such Investment that is already planned as of the Closing Date and set forth on SCHEDULE 7.4, and (ii) such Investment in the amount of up to $4,500,000 planned to be made by the Borrower from the proceeds of the Debt Securities in April/May 2003) shall not exceed $500,000 at any time outstanding;

     SECTION 2.12   AMENDMENT TO SECTION 7.4(h) - INVESTMENTS, LOANS, ETC.
Section 7.4 - Investments, Loans, Etc. of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete the word "and" at the end of Section 7.4(g), to re-designate Section 7.4(h) as Section 7.4(i) and to add the following new Section 7.4(h):

                    (h) Investments made by the Borrower in FPIC Trust I and FPIC Trust II; PROVIDED, that such Investments shall be in the form of Junior Subordinated Debt Securities in principal amount not exceeding, in the case of FPIC Trust I, $310,000 and, in the case of FPIC Trust II, $620,000, at any time outstanding;

     SECTION 2.13   AMENDMENT TO SECTION 7.5 - RESTRICTED PAYMENTS. Section
7.5 - RESTRICTED PAYMENTS of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 7.5 in its place:

            SECTION 7.5 RESTRICTED PAYMENTS. The Borrower will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Obligations of the Borrower or any options, warrants, or other rights to purchase such common stock or such Indebtedness, whether now or hereafter outstanding (each, a "RESTRICTED PAYMENT"), except for (a) dividends payable by the Borrower solely in shares of any class of its common stock, (b) Restricted Payments made by any Subsidiary to the Borrower or to another Subsidiary Loan Party and by any Subsidiary Controlled by an Insurance Subsidiary to such Insurance Subsidiary or to another Subsidiary Controlled by such Insurance Subsidiary, (c) cash repurchases of the common stock of the Borrower during fiscal year 2003; PROVIDED, that with respect to this clause (c), (i) the Aggregate Revolving Commitments have been permanently reduced at the time such repurchase is made to an amount equal to or less than the sum of (A) the amount of the Liquid Collateral at such time plus (B) $30,000,000, and (ii) the aggregate amount of all such cash repurchases made by the Borrower in such fiscal year does not exceed $2,000,000, and (d) cash dividends paid on, and cash repurchases of, the common stock of the

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     Borrower during fiscal year 2004 and thereafter; PROVIDED, that with respect to this clause (d), (i) the Aggregate Revolving Commitments have been permanently reduced at the time such dividend is paid or repurchase is made to an amount equal to or less than the sum of (A) the amount of the Liquid Collateral at such time plus (B) $30,000,000, (ii) the aggregate amount of all such Restricted Payments (including without limitation, cash repurchases of the common stock of the Borrower) made by the Borrower in any such fiscal year does not exceed 50% of Consolidated Net Income (if greater than $0) earned during the immediately preceding fiscal year, and
     (iii) the aggregate amount of all such cash repurchases made by the Borrower in such fiscal year does not exceed $2,000,000; and FURTHER PROVIDED, that with respect to each of clauses (a), (b), (c) and (d), no Default or Event of Default has occurred and is continuing at the time any such Restricted Payment is made. Except as otherwise permitted above in this SECTION 7.5, the Borrower will not repurchase any of its Capital Stock without the prior written consent of the Required Lenders.

     SECTION 2.14   AMENDMENT TO SECTION 7.7 - TRANSACTIONS WITH AFFILIATES.
Section 7.7 - Transactions with Affiliates of "ARTICLE VII NEGATIVE COVENANTS" of the Existing Credit Agreement is hereby amended to delete such Section in its entirety and to insert the following new Section 7.7 in its place:

            SECTION 7.7 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to , sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliates, (c) any Restricted Payment permitted by SECTION 7.5 and (d) transactions between the Borrower and FPIC Trust I contemplated by Declaration I and/or FPIC Trust II contemplated by Declaration II.

     SECTION 2.15 ADDITION OF NEW SECTION 7.14 - CERTAIN COVENANTS RELATING TO DEBT SECURITIES. The following new Section 7.14 - Certain Covenants Relating to Debt Securities is hereby added to the Existing Agreement:

            SECTION 7.14 CERTAIN COVENANTS RELATING TO DEBT SECURITIES. The Borrower will not, and will not permit or cause any of its Subsidiaries to:

            (a) make any payment, whether for principal, interest, compensation, fees, expenses or any other amounts whatsoever, on, in connection with or otherwise relating to the Debt Securities at any time following the occurrence and during the continuance of (i) any Event of Default based upon or resulting from the Borrower's failure to pay any principal of, or interest on, any Loan, or any of the other Obligations when and as the same shall become due and payable, or (ii) any other Event of Default if the effect thereof is to accelerate the maturity of the Loans or any of the other Obligations;

            (b) redeem any of the Debt Securities, in whole or in part, prior to maturity, without the prior written consent of the Required Lenders;

            (c) enter into incur or permit to exist any agreement, including without limitation, the Declarations and the Indentures, that prohibits, restricts or imposes any condition upon the ability of the Borrower or any such Subsidiary to pay and perform the Obligations as and when due;

            (d) modify or amend the Declarations, the Junior Indentures or any related agreement, or permit or allow the same to be modified or amended, in any way that would cause the Obligations not to be included as "Senior Indebtedness" thereunder;

            (e) permit or allow FPIC Trust I to own or hold any assets or property other than the Junior Subordinated Debt Securities I (or the proceeds thereof), or to engage in any business other than the sale of the "Securities" contemplated by Declaration I or other activities deemed necessary, advisable or incidental thereto; and

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            (f)     permit or allow FPIC Trust II to own or hold any assets or property other than the Junior Subordinated Debt Securities II (or the proceeds thereof), or to engage in any business other than the sale of the "Securities" contemplated by Declaration II or other activities deemed necessary, advisable or incidental thereto.

     SECTION 2.16   AMENDMENT TO SECTION 8.1(R) - EVENTS OF DEFAULT. Section
8.1 - Events of Default of "ARTICLE VIII EVENTS OF DEFAULT" of the Existing Credit Agreement is hereby amended to re-designate Section 8.1(r) as Section 8.1(s) and to add the following new Section 8.1(r):

                    (r) the Borrower shall default in the performance or observance of any term, condition or provision of the Declarations, the Indentures or any related document or instrument if the effect of such default is to accelerate, or permit the acceleration of, the maturity of the Indebtedness in respect of the Debt Securities, or the Indebtedness in respect of such Debt Securities otherwise is accelerated at any time; or

                                   ARTICLE III

                    CONSENT AND WAIVER OF COVENANT VIOLATION

     SECTION 3.1    CONSENT AND WAIVER.

            (a) Under the terms and conditions of Section 2.10(a) - MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL of Section 2.10 PREPAYMENTS of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement, the Borrower is required to make mandatory principal prepayments from 100% of Net Cash Proceeds received from any Equity Issuance or Debt Issuance. Notwithstanding the foregoing provisions of Section 2.10(a) to the contrary, the Administrative Agent and the Lenders hereby agree that, subject to the payment in full of the outstanding Term Loans, the Net Cash Proceeds from the issuance of the Debt Securities may be used by the Borrower (i) to make an Investment of up to $4,500,000 in First Professionals, and (ii) to pay the Swap Unwind Fees, in each case, in lieu of the mandatory principal prepayment otherwise required by said Section 2.10(a) and, further, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective as of the Amendment No. 3 Effective Date, to waive the mandatory prepayment covenant set forth in
     Section 2.10(a) of the Existing Credit Agreement to permit the use of such Net Cash Proceeds to make such Investments and such payment; provided, that the Borrower shall be in full compliance with such mandatory prepayment covenant at all times after the Amendment No. 3 Effective Date.

            (b) Further, under the terms and conditions of Section 2.10(a) - MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL of Section 2.10 PREPAYMENTS of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement, all such mandatory prepayments are required to be applied as follows: FIRST, to the Term Loans to the remaining amortization payments in inverse order of maturity, second, after all Term Loans have been repaid, to the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitments), and LAST, after all Revolving Loans have been repaid, to a cash collateral account in respect of the LC Exposure. Notwithstanding the foregoing provisions of Section 2.10(a) to the contrary, the Administrative Agent and the Lenders hereby agree that the Net Cash Proceeds but, in no event, less than an amount equal to $9,000,000 from the issuance of the Debt Securities shall be applied as follows: FIRST, to the Term Loans, as required by SECTION 4.3, to the remaining amortization payments in inverse order of maturity, and SECOND, after all Term Loans have been repaid, at the election of the Borrower, either (i) to the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitments) or (ii) to additional Liquid Collateral to be pledged to the Collateral Agent pursuant to the Liquid Collateral Pledge Agreement(s) as security in respect of the Revolving Credit Exposure and, further, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective as of the Amendment No. 3 Effective Date, to waive the mandatory prepayment covenant set forth in
     Section 2.10(a) of the Existing Credit Agreement to permit such application of such Net Cash Proceeds; PROVIDED, that the Borrower shall be in full compliance with such mandatory prepayment covenant at all times after the Amendment No. 3 Effective Date.

            (c) Further, under the terms and conditions of Section 2.10(a) - MANDATORY PREPAYMENTS; MANDATORY LIQUID COLLATERAL of Section 2.10 PREPAYMENTS of "ARTICLE II - AMOUNT AND TERMS OF THE COMMITMENTS" of the Existing Credit Agreement, the Borrower is required, during fiscal year 2003, (i) to make mandatory principal prepayments on the Term Loans and/or
     (ii) to provide Liquid Collateral, in form and substance acceptable to the Administrative Agent, for the Loans quarterly, in the amount of $350,000.00 on or before each of March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003. Notwithstanding the foregoing provisions of Section 2.10(a) to the contrary, the Administrative Agent and the Lenders hereby agree that, subject to the payment in full of the outstanding Term Loans, the Borrower shall not be required to make such mandatory principal prepayments and/or to provide such Liquid Collateral for the Loans on such quarterly dates in fiscal year 2003 and, further, pursuant to Section 10.2(b) of the Existing Credit Agreement, hereby agree, effective as of the Amendment No. 3 Effective Date, to waive the mandatory prepayment covenant set forth in Section 2.10(a) of the Existing Credit Agreement to permit the Borrower to forego making such mandatory prepayments or providing such Liquid Collateral in fiscal year 2003; PROVIDED, that the Borrower shall be in full compliance with such mandatory prepayment covenant at all times after fiscal year 2003. In addition, subject to the payment in full of the outstanding Term Loans, the Administrative Agent and the Lenders hereby agree that the Collateral Agent shall return to the Borrower the $350,000 in Liquid Collateral that the Borrower provided to the Collateral Agent in March 2003.

     SECTION 3.2 NO FUTURE WAIVER. The waiver set forth in SECTION 3.1 is a one-time waiver, applicable only to the Borrower's non-compliance with the mandatory prepayment covenant set forth in Section 2.10(a) of the Existing Credit Agreement prior to the Amendment No. 3 Effective Date, and shall not be construed to be (a) a waiver as to future compliance with Section 2.10(a) of the Amended Credit Agreement, (b) a waiver of any Default or Event of Default that may now or hereafter exist, or (c) an amendment of or modification to the Existing Credit Agreement. The Administrative Agent and the Lenders hereby reserve all of their rights, powers and remedies under the Amended Credit Agreement, after giving effect to this Amendment, and applicable law.

                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS

     This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 3 EFFECTIVE DATE") when all of the conditions set forth in this
Article IV shall have been satisfied, as reasonably determined by the Administrative Agent, and thereafter, this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 3":

     SECTION 4.1 APPROVAL BY REQUIRED LENDERS. The Required Lenders shall have approved the modifications and amendments set forth in this Amendment, such approval to be evidenced by such Required Lenders' execution of counterparts of this Amendment as set forth in SECTION 4.2.

     SECTION 4.2 EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received (including by telecopy) counterparts of this Amendment that shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

     SECTION 4.3 PAY-OFF OF TERM LOANS. The Borrower shall have paid off the Term Loans in full.

     SECTION 4.4 PREPAYMENT OR ADDITIONAL LIQUID COLLATERAL; EXECUTION AND DELIVERY OF SECURITY DOCUMENTS. The Borrower, at its election, either shall have
(a) prepaid the Revolving Loans (with a corresponding permanent reduction in the Revolving Commitments) or (b) provided additional Liquid Collateral to the Collateral Agent as security for the Revolving Credit Exposure, in each case, in an amount not less than the difference between (i) $10,000,000 and (ii) the amount required to pay the outstanding Term Loans in full, and further, in the event the Borrower elects to provide additional Liquid Collateral under clause
(b) above, shall have executed and delivered to the Collateral Agent such Liquid Collateral Pledge Agreements, Liquid Collateral Control Agreements and/or other security documents as may be required by the Collateral Agent, all in form and substance satisfactory to the Collateral Agent.

     SECTION 4.5 AMENDMENT OF COLLATERAL DOCUMENTS. The Borrower and, if applicable, each Subsidiary Pledgor, shall have executed and delivered to the Collateral Agent such amendments to the Stock Pledge Agreements or such additional stock pledge agreements, each in form and substance satisfactory to the Collateral Agent, as may reasonably be required by the Collateral Agent to provide for any parity lien on the "Collateral" thereunder contemplated by
Section 7.2(f). Further, the Borrower shall have executed and delivered to the Collateral Agent such amendments to the Liquid Collateral Pledge Agreements, each in form and substance satisfactory to the Collateral Agent, as may reasonably be required by the Collateral Agent to provide for the Liquid Collateral to secure the Revolving Credit Exposure and all other Obligations. Notwithstanding any provisions of such amendments, said amendments shall not be or become effective until the Amendment No. 3 Effective Date.

     SECTION 4.6 LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Administrative Agent and its counsel shall have received all information, certificates, resolutions, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

     SECTION 4.7    PAYMENT OF WAIVER/MODIFICATION FEE. [Not Applicable]

     SECTION 4.8 PAYMENT OF OTHER FEES AND EXPENSES. The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1 REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (b) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (c) since the date of the most recent financial statements of the Borrower described in
Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (d) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms.

     SECTION 5.2 CROSS REFERENCES. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

     SECTION 5.3 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SECTION 5.4 LOAN DOCUMENTS. The Borrower and the Subsidiary Guarantors hereby confirm and agree that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratify and approve in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SECTION 5.5 COUNTERPARTS, EFFECTIVENESS, ETC. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, any party executing this Amendment by facsimile signature agrees to promptly provide six (6) original executed copies of this Amendment to Administrative Agent.

     SECTION 5.6 GOVERNING LAW; ETC. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 10.5
- Governing Law; Jurisdiction; Consent to Service of Process of "ARTICLE X - MISCELLANEOUS" of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

     SECTION 5.7 NO OTHER MODIFICATIONS. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

     SECTION 5.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed [under seal in the case of the Borrower] by their respective duly authorized officers as of the day and year first above written.


                                        FPIC INSURANCE GROUP, INC.



                                        By:      /s/ Kim D. Thorpe
                                            -------------------------------
                                            Name:  Kim D. Thorpe
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


                                                              [SEAL]


                                        SUNTRUST BANK
                                        AS ADMINISTRATIVE AGENT, AS COLLATERAL
                                        AGENT, AS ISSUING BANK, AND AS A LENDER



                                        By:      /s/ Edward E. Wooten
                                            ------------------------------------
                                            Name:  Edward E. Wooten
                                            Title: Director

                                        Revolving Commitment: $19,431,818 1
                                        Term Loan Commitment: $0



--------------------------------------------------------------------------------
1 Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                          COMPASS BANK



                                          By:   /s/ C. French Yarbrough, Jr.
                                              ----------------------------------
                                              Name: C. French Yarbrough, Jr.
                                              Title:   Senior Vice President

                                          Revolving Commitment: $6,818,182 1
                                          Term Loan Commitment: $0
















--------------------------------------------------------------------------------
1 Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                            BROWN BROTHERS HARRIMAN & CO.



                                            By:      W. Carter Sullivan
                                                ------------------------------
                                                Name:  W. Carter Sullivan
                                                Title: Partner

                                            Revolving Commitment: $4,431,818 1
                                            Term Loan Commitment: $0














--------------------------------------------------------------------------------
1 Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                          REGIONS BANK



                                          By:  /s/ Anthony Nigro
                                             ----------------------------------
                                              Name: Anthony Nigro
                                              Title: Vice President

                                          Revolving Commitment: $3,409,091 1
                                          Term Loan Commitment: $0

















--------------------------------------------------------------------------------
1 Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                                          CAROLINA FIRST BANK



                                          By:  /s/ Charles D. Chamberlain
                                              Name: Charles D. Chamberlain
                                              Title: Executive Vice President

                                          Revolving Commitment: $3,409,091 1
                                          Term Loan Commitment: $0

















--------------------------------------------------------------------------------
1 Subject to permanent reduction in accordance with such Lender's Pro Rata Share as provided in this Amendment.

                        JOINDER OF SUBSIDIARY GUARANTORS


     The undersigned, each being a Subsidiary Guarantor, do hereby acknowledge and consent to, and agree to be bound by, the foregoing modifications and amendments to the Existing Credit Agreement as set forth in this Amendment and to each of the other terms and conditions thereof, and agree that the Subsidiary Guaranty shall continue in full force and effect and binding upon and enforceable against such Subsidiary Guarantors in accordance with its terms from and after the date hereof.

     Dated as of the 10th day of April, 2003.


                                       FPIC INSURANCE AGENCY, INC.


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name: Kim D. Thorpe
                                           Title: Vice President and Treasurer


                                       EMPLOYERS MUTUAL, INC.


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name: Kim D. Thorpe
                                           Title: Vice President


                                       PROFESSIONAL STRATEGY OPTIONS, INC.


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name: Kim D. Thorpe
                                           Title: Vice President and Treasurer


                                       ADMINISTRATORS FOR THE PROFESSIONS, INC.


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name: Kim D. Thorpe
                                           Title: Vice President

                                       GROUP DATA CORPORATION


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name:  Kim D. Thorpe
                                           Title:    Vice President


                                       FPIC INTERMEDIARIES, INC.


                                       By:      /s/ Kim D. Thorpe
                                           -------------------------------
                                           Name:  Kim D. Thorpe
                                           Title:    Vice President